SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  April 14, 2003
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                        Franklin Street Properties Corp.
       (formerly known as Franklin Street Properties Limited Partnership)
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             (Exact Name of Registrant as Specified in its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

               000-32615                           04-3578653
       ------------------------         ---------------------------------
       (Commission File Number)         (IRS Employer Identification No.)

   401 Edgewater Place, Suite 200, Wakefield, MA                  01880-6210
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      (Address of Principal Executive Offices)                    (Zip Code)

                                 (781) 557-1300
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4. Changes in Registrant's Certifying Accountant.

      On April 14, 2003, PricewaterhouseCoopers LLP ("PWC") the independent accountants for Franklin Street Properties Corp. (the "Company"), informed the Company that it was declining to stand for reelection as the Company's independent accountants.

      The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

      In connection with its audits for the two most recent fiscal years and through April 14, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

      During the two most recent fiscal years and through April 14, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

      The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 18, 2003, is filed as
Exhibit 16 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            16.1. Letter from PWC to the Company regarding PWC's concurrence with the statements made in this Current Report on Form 8-K.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2003                REGISTRANT

                                    FRANKLIN STREET PROPERTIES CORP.

                                    By: /s/ George J. Carter
                                        -------------------------------------
                                        George J. Carter
                                        President and Chief Executive Officer


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